SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2026 (November 8, 2026)

CKX LANDS, INC.
(Exact name of registrant as specified in its charter)

Louisiana	1-31905	72-0144530
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2417 Shell Beach Drive Lake Charles, Louisiana		70601
(Address of principal executive offices)		(Zip Code)

(337) 493-2399 (Registrant’s telephone number, including area code) (Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock with no par value	CKX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On November 9, 2026, CKX Lands, Inc., a Louisiana corporation (the “Company”), and Jacobs Private Equity II, LLC, a Delaware limited liability company (“JPE”), issued a joint press release announcing the execution of a definitive investment agreement (the “Investment Agreement”), by and among the Company, JPE, and the other investors party thereto (collectively with JPE, the “Investors”), providing for an aggregate equity investment by the Investors of $1,000,000,000 in cash in the Company, subject to the terms and conditions contained therein. Following the closing of the investment, JPE will be the controlling stockholder of the Company and Mr. Brad Jacobs, who controls JPE, will become chairman and chief executive officer of the Company.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Statements that are not historical facts, including statements about beliefs, expectations, targets or goals, are forward-looking statements. These statements are based on plans, estimates, expectations, projections and goals at the time the statements are made, and readers should not place undue reliance on them. In some cases, readers can identify forward-looking statements by the use of forward-looking terms such as “may,” “will,” “should,” “expect,” “opportunity,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “target,” “goal,” or “continue,” or the negative of these terms or other comparable terms. Forward-looking statements involve inherent risks and uncertainties and readers are cautioned that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statements. Factors that could cause actual results to differ materially from those described in this Current Report on Form 8-K include, among others:

●
uncertainties as to the completion of the equity investment and other transactions contemplated by the Investment Agreement, including the risk that one or more of the transactions may involve unexpected costs, liabilities or delays;

●	the risks associated with the Company’s relatively low public float, which may result in its common stock experiencing significant price volatility;

●	the possibility that competing transaction proposals may be made;

●
the risks associated with raising additional equity or debt capital from public or private markets to pursue the Company’s business plan following the closing of the equity investment, including in an amount that may significantly exceed the amount of the equity investment, and the effects that raising such capital may have on the Company and its business, including the risks of substantial dilution or a substantial decline in the trading price of the Company’s common stock;

●	the possibility that additional future financings may not be available to the Company on acceptable terms or at all;

●
the effects that the announcement, pendency or consummation of the equity investment and other transactions contemplated by the Investment Agreement may have on the Company and its current or future business, or on the price of the Company’s common stock;

●	the risk that the transactions contemplated by the Investment Agreement may divert management’s attention from the Company’s ongoing business operations;

●	the costs, fees and expenses related to the transactions contemplated by the Investment Agreement;

●	the possibility that an active, liquid trading market for the Company’s common stock may not develop or, if developed, may not be sustained;

●
the possibility that the warrants and the preferred stock contemplated by the Investment Agreement, if issued, may or may not be converted or exercised, and the economic impact on the Company and the holders of common stock of the Company that may result from either such exercise or conversion, including dilution, or the continuance of the preferred stock remaining outstanding, and the impact its terms, including its dividend, may have on the Company and the common stock of the Company;

●
the possibility that all of the closing conditions to the equity investment and the other transactions contemplated by the Investment Agreement may not be satisfied or waived, or any other required third-party, regulatory or other consents or approvals may not be obtained within the expected timeframe, on the expected terms, or at all, including the possibility that the Company may fail to obtain stockholder approval for the transactions contemplated by the Investment Agreement;

●
the effects that a termination of the Investment Agreement may have on the Company, including the risk that the price of the Company’s common stock may decline significantly if the equity investment is not completed;

●	uncertainties regarding the Company’s focus, strategic plans and other management actions;

●
the risk that the Company, following the closing of the equity investment, is or becomes highly dependent on the continued leadership of Mr. Jacobs as chairman and chief executive officer and the possibility that the loss of Mr. Jacobs in these roles could have a material adverse effect on the Company’s business, financial condition, and results of operations;

●	the risk that Mr. Jacobs’ past performance may not be representative of future results;

●
the risks associated with Mr. Jacobs’ control over the Company following the closing of the equity investment, including his ability to influence the Company’s management and affairs and all matters requiring stockholder approval, including the election of directors and approval of significant corporate transactions;

●
the possibility that the Company could elect to rely on the “controlled company” exemption under applicable stock exchange rules and that the Company’s stockholders will not have the same protections afforded to stockholders of companies that are not “controlled companies,” including that a majority of the members of the board of directors of the Company may not need to be independent directors, that the Company’s nomination and corporate governance and compensation committees may not need to consist entirely of independent directors and that the compensation of the chief executive officer may not need to be determined or recommended solely by an independent director;

●
the possibility that the concentration of ownership held by Mr. Jacobs may have the effect of delaying or preventing a change in control of the Company and might affect the market price of shares of the common stock of the Company;

●	the risk that the Company is unable to attract or retain world-class talent;

●
the risks that the Company may not be able to enter into agreements with acquisition targets on attractive terms or at all, or that agreed acquisitions may not be consummated, or, if consummated, that the anticipated benefits thereof may not be realized;

●
the risks that the Company may encounter difficulties in integrating and operating its acquired businesses, or that matters related to an acquired business (including operating results or liabilities or contingencies) may have a negative effect on the Company or its securities or its ability to implement its business strategy, including that any such transaction may be dilutive or have other negative consequences to the Company and its value or the trading prices of its securities;

●
the risk that the failure to consummate any acquisition expeditiously, or at all, could have a material adverse effect on the Company’s business prospects, financial condition, results of operations, or the price of the Company’s common stock;

●
the risks associated with cybersecurity and technology, including attempts by third parties to defeat the security measures of the Company and its business partners, resulting in loss of confidential information or other business disruptions;

●	the possibility that new investors in any future financing transactions could gain rights, preferences, and privileges senior to those of the Company’s existing stockholders;

●
the risks associated with the uncertain nature of the industry in which Mr. Jacobs, upon becoming chairman and chief executive officer of the Company, plans to pursue acquisitions after consummation of the transactions contemplated by the Investment Agreement;

●
the risks associated with potential litigation related to the transactions contemplated by the Investment Agreement or related to any possible subsequent financing transactions or acquisitions or investments;

●	uncertainties regarding general economic, business, competitive, legal, regulatory, tax and geopolitical conditions; and

●
other factors, including those set forth in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and subsequent Quarterly Reports on Form 10-Q.

Forward-looking statements included in this Current Report on Form 8-K speak only as of the date each statement is made. None of the Company, JPE or any other person undertakes any obligation to update any of these statements in light of new information or future events, except to the extent required by applicable law.

Additional Information and Where to Find It

In connection with the proposed equity investment, the Company will prepare a proxy statement to be filed with the U.S. Securities and Exchange Commission (the “SEC”). When completed, a definitive proxy statement and a form of proxy will be mailed to the stockholders of the Company. This Current Report on Form 8-K is not a substitute for the proxy statement or for any other document that the Company may file with the SEC in connection with the proposed equity investment. THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTIONS AND ALL OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The Company’s stockholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at www.sec.gov. The Company’s stockholders will also be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents from the Company’s website at www.ckxlands.com or by written request to the Company at 2417 Shell Beach Drive, Lake Charles, Louisiana 70601. Documents filed with the SEC by JPE will also be available, without charge, from the SEC’s website at www.sec.gov.

Participants in the Solicitation

JPE, Mr. Jacobs and the Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed equity investment and the other transactions contemplated by the Investment Agreement. Information about the Company’s directors and executive officers, including a description of their direct and indirect interests, by security holdings or otherwise, can be found under the captions “Beneficial Ownership of Common Stock,” “Executive Compensation,” and “Director Compensation” contained in the proxy statement for the Company’s 2026 Annual Meeting of Shareholders, which was filed with the SEC on April 7, 2026, a copy of which can be obtained for free using the contact information above. To the extent holdings of the Company’s securities by its directors or executive officers have changed since the applicable “as of” date described in its 2026 proxy statement, such changes will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Neither JPE nor Mr. Jacobs has any direct or indirect interest, by security holding or otherwise, in the Company, except as described in this Current Report on Form 8-K. The interests of the Company and its directors and executive officers with regard to the proposed equity investment may differ from the interests of the Company’s stockholders generally, and stockholders may obtain additional information by reading the proxy statement and other relevant documents regarding the proposed equity investment and the other transactions contemplated by the Investment Agreement, when filed with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release, dated November 9, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CKX LANDS, INC. (Registrant)

Date: November 9, 2026	By:	/s/ William Gray Stream
William Gray Stream President